Vessels, net	12 Months Ended
Dec. 31, 2011
Vessels, net [Abstract]
Vessels, net
5.	Vessels, net

	Vessels Cost	Accumulated Depreciation	Net Book Value
December 31, 2008	$298,514	$(23,109)	$275,405

Additions new vessels	11,302	—	11,302
Depreciation	—	(16,006)	(16,006)

December 31, 2009	$309,816	$(39,115)	$270,701

Depreciation	—	(15,365)	(15,365)
Disposal	(7,600)	5,561	(2,039)
Vessel held for sale	(27,981)	5,472	(22,509)
Vessel impairment charge	(22,921)	5,824	(17,097)

December 31, 2010	$251,314	$(37,623)	$213,691

Depreciation	—	(8,664)	(8,664)
Disposal	(9,461)	7,279	(2,182)
Vessels held for sale	(76,302)	1,214	(75,088)
Vessel impairment charge	(62,414)	16,076	(46,338)

December 31, 2011	$103,137	$(21,718)	$81,419

Vessel acquisition during the year ended December 31, 2009

In 2009, the Company agreed to purchase the M/V Free Neptune from an unaffiliated third party for $11,000 plus costs directly related to the purchase amounting to $302. The vessel was delivered to the Company on August 25, 2009. The Company financed the acquisition using cash on hand which was raised as part of the Company’s follow on equity offering in July 2009 (Note 15).

Vessel disposed during the year ended December 31, 2010

On July 30, 2010, the Company agreed to sell the M/V Free Destiny. The vessel was delivered to the buyers on August 27, 2010 and the Company recognized a gain of $807 as a result of the sale. From the proceeds of the sale, the Company paid on November 1, 2010 an amount of $2,700 constituting prepayment towards the Deutsche Bank Nederland N.V. (“Deutsche Bank Nederland,” formerly known as Hollandsche Bank Unie) loan facility B (Note 10).

Vessels disposed during the year ended December 31, 2011

On May 13, 2011, the Company sold the M/V Free Envoy for a sale price of $4,200 and recognized a gain of $1,561 as a result of the sale. From the net proceeds of the sale, the Company paid on May 13, 2011 an amount of $3,700 constituting prepayment towards the Deutsche Bank Nederland loan facility B. According to the loan terms, all future installments have been reduced to nil until the balloon payment due in November 2012 (Note 10).

As a result of the fourth supplemental agreement, the Company entered into with Credit Suisse on July 15, 2011(Note 10), the Company committed to a plan for sale of the vessels M/V Free Jupiter and M/V Free Lady.

Thus Company assessed for recoverability the carrying value of M/V Free Jupiter and M/V Free Lady, including unamortized deferred dry docking costs of $177, due to their expected sale. In performing its assessment, the Company compared the carrying value of the vessels with their estimated fair value. As a result of this assessment, the Company has recognized an impairment loss of $46,515 in the consolidated statements of operations of which $15,048 relates to the M/V Free Jupiter and $31,467 to the M/V Free Lady.

On November 8, 2011, the Company sold the M/V Free Lady, for a sale price of $21,900. From the net proceeds of the sale, the Company paid on November 8, 2011 the amount of $19,800 constituting prepayment towards the Credit Suisse loan facility (Note 10).